Supplement Dated September 2, 2022
To The Updating Summary Prospectus Dated April 25, 2022 For

PERSPECTIVE ADVISORY II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced updating summary prospectus. Please read and keep it together with your updating summary prospectus for future reference. To obtain an additional copy of the updating summary prospectus, please contact us at our Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

This supplement corrects certain disclosures relating to the minimum and maximum annual fund expenses displayed in the updating summary prospectus. Your updating summary prospectus is revised as follows:

➢    In the section titled "IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT", under "Ongoing Fees and Expenses (annual charges)", the following changes are made:

•The minimum and maximum expenses listed in the "Investment Options (Fund fees and expenses)" row are revised to 0.31% and 1.71%, respectively; and
•The Lowest and the Highest Annual Costs are revised to $748 and $4,302, respectively, to account for the corrected minimum and maximum fund expenses.

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(To be used with JMV18691USP 04/22)

JFV101821 09/22